Common Stock	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
Common Stock	Common Stock

The Company issued 497,376 shares of its common stock as part of the Exchange Transaction related to the conversion of the 2024 Notes. Refer to “Note 10 - Debt” for additional information about the Exchange Transaction.

The Company issued 162,917 shares of its common stock as part of the purchase consideration paid to former MENU equity holders in connection with the MENU Acquisition. Refer to “Note 2 - Acquisitions” for additional information about the MENU Acquisition.

On September 17, 2021, the Company completed a public offering of its common stock in which the Company issued and sold 982,143 shares of common stock at a price of $56.00 per share. The Company received net proceeds of $52.5 million, after deducting underwriting discounts, commissions and other offering expenses.

In connection with, and to partially fund the Cash Consideration of the Punchh Acquisition, on April 8, 2021, the Company entered into Purchase Agreements with Act III and TRP to raise approximately $160.0 million through a private placement of the Company’s common stock. Pursuant to the Purchase Agreements, the Company issued and sold (i) 73,530 shares of its common stock to Act III for a gross purchase price of approximately $5.0 million ($68.00 per share), and (ii) 2,279,412 shares of common stock to TRP for a gross purchase price of approximately $155.0 million ($68.00 per share) for an aggregate of 2,352,942 shares. The Company incurred $4.3 million of issuance costs in connection with the sale of its common stock. The Company also issued to Act III a fully-vested Warrant to purchase 500,000 shares of common stock with an exercise price of $76.50 per share and a five year exercise period. In connection with the Company’s September 2021 public offering of its common stock, as a result of anti-dilution provisions within the Warrant, an additional 3,975 shares of the Company’s common stock are available for purchase under the Warrant, at an exercise price of $75.90 per share. The Warrant is accounted for as an equity instrument pursuant to ASC Topic 815, Derivatives and Hedging, due to the Warrant contractually permitting only settlement in non-redeemable common shares upon exercise. Refer to “Note 10 – Debt” and “Note 17 - Subsequent Events” for additional information about the Warrant.

Issuance date fair value of the Warrant was determined to be $14.3 million based on using the Black-Scholes model with the following assumptions:

Expected term	5.0 years
Risk free interest rate	0.85%
Expected volatility	53.78%
Expected dividend yield	None
Fair value (per warrant)	$28.65

The Company also issued 1,493,130 of its common stock as part of the Equity Consideration of the Punchh Acquisition. Refer to “Note 2 – Acquisition” for additional information about the Punchh Acquisition.